EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE                                   FOR FURTHER INFORMATION:
                                                       Donald A. Roubitchek, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7126
                                                           For Immediate Release


                  PRIVATEBANCORP REPORTS FIRST QUARTER EARNINGS

     Chicago, IL, April 24, 2000 --- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the first quarter ended March 31, 2000, was $849,000, or $0.18 per diluted share, compared to first quarter 1999 net income of $1,027,000, or $0.28 per diluted share. At March 31, 2000, shares outstanding increased to 4,590,332 compared to 3,451,824 outstanding at March 31, 1999. The increase in shares outstanding is due primarily to the Company's initial public offering in June 1999. First quarter 2000 net income includes the financial results of the former Johnson Bank Illinois locations subsequent to their acquisition on February 11, 2000. The consolidated balance sheet at March 31, 2000 also reflects the Johnson acquisition.

     According to Ralph B. Mandell, Chairman, President and CEO, the decrease in earnings is primarily attributable to higher costs associated with the continued implementation of the Company's growth strategies.

     "During the quarter, we closed the Johnson Bank Illinois acquisition, opened the St. Charles office, and continued the development of our start-up St. Louis operations, all key initiatives in our expansion plans. Expenses associated with these expansion activities adversely impacted first quarter earnings. These additional expenses included vendor charges in conjunction with the Johnson Bank Illinois data processing systems conversion, and start-up costs for both our new St. Charles facility and our entry into the St. Louis market. While net interest margin was largely unchanged from the first quarter 1999, our net interest margin was down 26 basis points from the fourth quarter of 1999. This reduction is the result of the impact of the financing costs of the Johnson acquisition as well as a general tightness in margins resulting from an unstable interest rate market and competitive pressures. We expect pressure on our margins to continue into the remainder of 2000.

     "Although these factors had a negative impact on the first quarter results, earnings from our core private banking operations remain strong. We expect that this strength will be reflected in future results. In a year-to-year quarterly comparison, even when excluding the effect of the Johnson acquisition, we continued to experience double-digit growth in loans, deposits, and fee income," said Mandell.

     Net interest income totaled $4.9 million in the first quarter of 2000, an increase of 43 percent over the first quarter of 1999. Average earning assets during the period were $572.5 million, an increase of 41 percent over the prior year first quarter. Net interest margin averaged 3.59 percent in the first quarter of 2000, versus 3.57 percent in the prior year first quarter. Although rising interest rates have improved the yield on average earning assets, interest expense on deposits and other borrowed funds has correspondingly increased, resulting in relatively unchanged net interest margin levels between quarters.

     Non-interest income for the quarter grew to $722,000, reflecting an increase of $280,000 or 63 percent higher than in the first quarter of 1999. The increase year over year is partially attributable to the recognition of $92,000 of gains related to the sale of investment securities during the first quarter of 2000. The sale was driven by the Company's realignment of its available for sale investment securities portfolio following the acquisition of Johnson Bank Illinois. Additionally, trust assets under administration increased to $799.0 million at March 31, 2000 compared to $637.4 million at March 31, 1999, an increase of 25 percent. Trust income increased by $123,000 to $539,000 for the quarter ended March 31, 2000, reflecting an increase of 30 percent over the prior year quarter.

     At March 31, 2000, nonperforming loans as a percentage of total loans were
0.30 percent, versus 0.12 percent at March 31, 1999. Charge-offs totaled $15,000 in the quarter ended March 31, 2000 versus zero in the year-earlier period. The provision for loan losses was $311,000 in the first quarter of 2000, versus $285,000 in the first quarter of 1999.

     On January 31, 2000, PrivateBancorp, Inc. opened its St. Charles office located in the Fox Valley. On February 11, 2000, PrivateBancorp, Inc.
completed the acquisition of Johnson Bank Illinois and recorded $12.3 million of goodwill with a useful life of 15 years. At closing, Johnson Bank Illinois had assets of $113.0 million. The merger of Johnson Bank Illinois into The Private Bank and Trust Company added bank offices in Lake Forest and Winnetka. Additionally, PrivateBancorp, Inc. has applied to charter a new federal savings bank in St. Louis to be known as The PrivateBank (St. Louis). The charter application is under review by the Office of Thrift Supervision. Pending regulatory approval of the new subsidiary, PrivateBancorp Inc.'s existing bank subsidiary, The PrivateBank and Trust Company, is operating a loan production office in St. Louis in order to develop credit business.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors through its bank subsidiary, The PrivateBank and Trust Company. The Company, which has assets of $657.0 million at March 31, 2000, currently operates offices in Chicago, Oak Brook, Wilmette, St. Charles, Lake Forest, and Winnetka, Illinois in addition to a loan production office in St. Louis, Missouri.



Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago metropolitan area, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition, lower than expected business levels or higher than anticipated costs relating to the Company's establishment of the St. Charles, Illinois and St. Louis, Missouri offices and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                    THREE MONTHS ENDED MARCH 31,
                                                    ----------------------------
                                                      2000               1999
                                                     -------            ------

INTEREST INCOME
   Interest and fees on loans............            $ 9,475            $5,636
   Interest on short term investments....                387                48
   Interest on investment securities.....              1,385             1,570
                                                     -------            ------
      Total interest income..............            $11,247            $7,254
                                                     -------            ------

INTEREST EXPENSE
   Interest on deposits..................            $ 6,055            $3,694
   Interest on borrowings................                296               144
                                                     -------            ------
      Total interest expense.............            $ 6,351            $3,838
                                                     -------            ------

   Net interest income...................            $ 4,896            $3,416
   Provision for loan losses.............                311               285
                                                     -------            ------
      Net interest income after
        provision........................            $ 4,585            $3,131
                                                     -------            ------

NON INTEREST INCOME
   Banking and trust services............            $   627            $  442
   Securities (losses) gains.............                 95                --
                                                     -------            ------
      Total non interest income..........            $   722            $  442
                                                     -------            ------

NON INTEREST EXPENSE
   Salaries and benefits.................            $ 1,877            $1,115
   Other operating expenses..............              2,047             1,140
   Amortization of goodwill..............                113                --
                                                     -------            ------
      Total non interest expense.........            $ 4,037            $2,255
                                                     -------            ------

   Income before income taxes............            $ 1,270            $1,318
   Income tax expense....................                421               291
                                                     -------            ------
      Net income.........................            $   849            $1,027
                                                     =======            ======

   Weighted average shares
      outstanding........................          4,590,332         3,436,524
   Diluted average shares
      outstanding........................          4,777,351         3,683,388

EARNINGS PER SHARE
   Basic.................................            $  0.18            $ 0.30
   Diluted...............................            $  0.18            $ 0.28


                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                        MARCH 31,
                                                              ---------------------------
                                                                2000               1999
                                                              --------           --------

ASSETS
   Cash and due from banks..........................          $ 16,629           $  8,220
   Short term investments...........................            10,632              7,759
   Investment securities--available-for-sale.........           89,924            105,136

   Loans, net of unearned income....................           521,188            307,766
   Allowance for loan losses........................            (5,670)            (3,695)
                                                              --------           --------
      Net loans.....................................          $515,518           $304,071

   Premises and equipment...........................          $  3,211           $  1,528
   Goodwill.........................................            12,237                 --
   Other assets.....................................             8,830              4,341
                                                              --------           --------
      Total assets..................................          $656,981           $431,055
                                                              ========           ========

LIABILITIES
   Non-interest bearing deposits....................          $ 51,451           $ 28,178
   Interest bearing deposits........................           527,106            356,276
                                                              --------           --------
      Total deposits................................          $578,557           $384,454
                                                              --------           --------

   Borrowings.......................................          $ 23,328           $ 10,000
   Other liabilities................................             6,598              6,547
                                                              --------           --------
      Total liabilities.............................          $608,483           $401,001
                                                              ========           ========

STOCKHOLDERS' EQUITY
   Common stock and surplus.........................          $ 44,351           $ 26,052
   Retained earnings................................             8,159              5,853
   Accumulated other comprehensive income...........            (2,292)               (58)
   Deferred compensation............................              (695)              (843)
   Loans to executive officers......................            (1,025)              (950)
                                                              --------           --------
      Total stockholders' equity....................          $ 48,498           $ 30,054
                                                              ========           ========

      Total liabilities and stockholders' equity....          $656,981           $431,055
                                                              ========           ========

   Book value per share.............................          $  10.57           $   8.71


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                         1Q00         4Q99          3Q99          2Q99         1Q99
                                                        -------      -------       -------       ------       ------

KEY STATISTICS
   Earnings before special charges (1)...........       $   849      $ 1,191       $ 1,180       $1,112       $1,027
   Special charges (net of tax)..................            --      $   214       $ 1,382           --           --
   Net income....................................       $   849      $   977       $  (201)      $1,112       $1,027
   Earnings before special charges per fully
      diluted share..............................       $  0.18      $  0.25       $  0.25       $ 0.30       $ 0.28
   Special charges (per fully diluted share).....            --      $ (0.05)      $ (0.29)          --           --
   Basic earnings per share......................       $  0.18      $  0.21       $ (0.05)      $ 0.32       $ 0.30
   Diluted earnings per share....................       $  0.18      $  0.20       $ (0.05)      $ 0.30       $ 0.28
   Return on average total assets (before
      special charges)...........................          0.57%        0.98%         1.04%        1.02%        0.97%
   Return on average total equity (before
      special charges)...........................          7.20%       10.06%        10.17%       14.82%       13.84%
   Non-interest income to average assets.........          0.49%        0.44%         0.45%        0.48%        0.43%
   Non-interest expense to average assets........          2.72%        2.65%         3.70%        2.19%        2.18%
   Net overhead ratio............................          2.23%        2.21%         3.25%        1.72%        1.75%
   Efficiency ratio excluding special charges
      (tea)......................................          69.2%        57.5%         57.5%        57.2%        54.9%
   Net interest margin...........................          3.59%        3.85%         3.87%        3.61%        3.57%
   Yield on average earning assets...............          8.06%        7.83%         7.63%        7.39%        7.40%
   Cost of average paying liabilities............          5.09%        4.72%         4.46%        4.31%        4.38%
   Net interest spread...........................          2.97%        3.11%         3.17%        3.08%        3.02%
   Dividend payout ratio.........................         13.52%       11.75%           NM         7.76%        8.40%

BALANCE SHEET RATIOS
   Loans to deposits (period end)................         90.08%       87.68%        91.22%       89.41%       80.05%
   Average interest-earning assets to average
      interest-bearing liabilities...............         114.0%       116.7%        115.6%       115.3%       114.2%

PER SHARE DATA
   Dividends.....................................       $ 0.025      $ 0.025       $ 0.025       $0.025       $0.025
   Book value (period end).......................       $ 10.57      $ 10.26       $ 10.11       $ 8.68       $ 8.71
   Tangible book value (period end)..............       $  7.90      $ 10.26       $ 10.11       $ 8.68       $ 8.71
   Closing price (period end)....................       $10.500      $13.375       $17.750           --           --
   Diluted earnings multiple.....................         14.69x       16.32x           NM           --           --
   Diluted earnings multiple before special
      charges....................................         14.69x       13.30x        17.65x          --           --
   Book value multiple...........................          0.99x        1.30x         1.76x          --           --

COMMON STOCK INFORMATION
   Outstanding shares at end of period...........     4,590,332    4,590,332     4,584,092    3,451,824    3,451,824
   NUMBER OF SHARES USED TO COMPUTE:
      Basic earnings per share...................     4,590,332    4,585,109     4,460,280    3,451,824    3,436,524
      Diluted earnings per share.................     4,777,351    4,794,770     4,717,660    3,705,116    3,683,388

CAPITAL RATIOS (PERIOD END)
   Total equity to total assets..................          7.38%        9.08%        10.30%        6.83%        6.97%
   Total risk-based capital ratio................          9.56%       13.96%        15.22%       10.77%       11.21%
   Tier-1 risk based capital ratio...............          7.56%       12.84%        14.09%        9.63%       10.05%
   Leverage ratio................................          6.76%       10.77%        11.19%        7.63%        7.53%
---------------
(1)   Special charges represent one time costs associated with the 1999 third quarter acquisition of Towne Square and the 1999 fourth quarter start-up costs for St. Louis.


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)



                                                         1Q00          4Q99          3Q99         2Q99         1Q99
                                                        -------       ------        ------       ------       ------

SUMMARY INCOME STATEMENT
   INTEREST INCOME
      Loans, including fees......................       $ 9,475       $7,737        $7,006       $6,218       $5,636
      Federal funds sold and interest bearing
        deposits.................................           387          115           134           33           48
      Securities.................................         1,385        1,088         1,189        1,294        1,570
                                                        -------       ------        ------       ------       ------
        Total interest income....................        11,247        8,940         8,329        7,545        7,254
      Interest expense...........................         6,351        4,653         4,166        3,948        3,838
                                                        -------       ------        ------       ------       ------
      Net interest income........................         4,896        4,287         4,163        3,597        3,416
        Provision for loan loss..................           311          437           273          213          285
                                                        -------       ------        ------       ------       ------
      Net interest income after provision for
        loan loss................................         4,585        3,850         3,890        3,384        3,131
                                                        -------       ------        ------       ------       ------

NON-INTEREST INCOME
   Banking and trust services....................           627          535           504          512          396
   Securities (losses) gains.....................            95           (1)            8            4           46
                                                        -------       ------        ------       ------       ------
      Total non-interest income..................           722          534           512          516          442
                                                        -------       ------        ------       ------       ------

NON-INTEREST EXPENSE
   Salaries and employee benefits................         1,877        1,753         1,309        1,088        1,115
   Towne Square acquisition......................            --           --         1,300           --           --
   Goodwill......................................           113           --            --           --           --
   Occupancy expense.............................           613          437           401          373          352
   Other non-interest expense....................         1,434        1,026         1,227          918          788
                                                        -------       ------        ------       ------       ------
      Total non-interest expense.................         4,037        3,216         4,237        2,379        2,255
                                                        -------       ------        ------       ------       ------
   Income before income taxes....................         1,270        1,168           165        1,521        1,318
   Provision for income taxes....................           421          191           366          409          291
                                                        -------       ------        ------       ------       ------
Net income (loss)................................       $   849       $  977        $ (201)      $1,112       $1,027
                                                        =======       ======        ======       ======       ======


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)




                                                          1Q00         4Q99          3Q99         2Q99         1Q99
                                                         ------       ------        ------       ------       ------

CREDIT QUALITY
   Ending allowance for loan losses..............        $5,670       $4,510        $4,079       $3,903       $3,695
   Non-performing assets:
      Loans delinquent over 90 days..............           355          223           135          710          361
      Nonaccrual loans...........................         1,222          600           569           94           --
      Other real estate..........................            --           --            --           --           --
                                                         ------       ------        ------       ------       ------
        Total non-performing assets..............        $1,577       $  823        $  704       $  804       $  361
                                                         ======       ======        ======       ======       ======
   Loans charged off.............................        $   20       $    6        $   97       $    5           --
   Recoveries....................................             5           --            --           --           --
                                                         ------       ------        ------       ------       ------
   Net charge-offs...............................        $   15       $    6        $   97       $    5           --
                                                         ======       ======        ======       ======       ======
   Provision for loan losses.....................        $  311       $  437        $  273       $  213       $  285
                                                         ======       ======        ======       ======       ======

KEY RATIOS
   Net charge-offs to average loans..............         0.003%       0.002%         0.11%       0.002%          --
   Total non-performing loans to total loans.....          0.30%        0.21%         0.20%        0.24%        0.12%
   Total non-performing assets to total assets...          0.24%        0.16%         0.16%        0.18%        0.08%

LOAN LOSS RESERVE SUMMARY
   Balance at beginning of period................        $4,510       $4,079        $3,903       $3,695       $3,410
   Johnson Bank acquisition -- loan loss
      reserve....................................           864           --            --           --           --
   Provision.....................................           311          437           273          213          285
   Net charge-offs...............................            15            6            97            5           --
                                                         ------       ------        ------       ------       ------
   Ending allowance..............................        $5,670       $4,510        $4,079       $3,903       $3,695
                                                         ======       ======        ======       ======       ======

NET LOAN CHARGE-OFFS:
   Commercial real estate........................            --           --            --           --           --
   Residential real estate.......................            --           --            --           --           --
   Commercial....................................        $    8           --            --           --           --
   Personal......................................        $    7       $    6        $   97       $    5           --
   Home equity...................................            --           --            --           --           --
   Construction..................................            --           --            --           --           --
                                                         ------       ------        ------       ------       ------
      Total net loan charge-offs.................        $   15       $    6        $   97       $    5           --
                                                         ======       ======        ======       ======       ======


                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)




                                                             FOR THE PERIODS ENDING MARCH 31,
                                                             --------------------------------
                                                                  2000               1999
                                                                --------           --------


AVERAGE ASSETS
   Cash and due from banks...........................           $ 15,986           $ 11,664
   Short term investments............................             27,376              4,167
   Investment securities.............................             87,189            112,724
   Loans, net of unearned discount...................            453,604            288,322
   Less:  Allowance for loan losses..................             (5,075)            (3,470)
                                                                --------           --------
   Net loans.........................................            448,529            284,852
                                                                --------           --------
   Premises and equipment............................              3,093              1,569
   Goodwill..........................................              6,636                 --
   Other assets......................................              7,221              4,898
                                                                --------           --------
      Total average assets...........................           $596,030           $419,874
                                                                ========           ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits.....................           $ 41,692           $ 32,990
   Interest bearing demand deposits..................             33,146             27,199
   Savings and money market deposits.................            255,241            177,600
   Time deposits.....................................            197,628            139,512
                                                                --------           --------
   Total average deposits............................            527,707            377,301
   Funds borrowed....................................             16,201             10,485
   Other liabilities.................................              4,724              3,487
                                                                --------           --------
      Total average liabilities......................            548,632            391,273
   Average stockholders' equity......................             47,398             28,601
                                                                --------           --------
      Average total liabilities and stockholders'
        equity.......................................           $596,030           $419,874
                                                                ========           ========


                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)




                                           MARCH 31,      DECEMBER 31,     SEPTEMBER 30,     JUNE 30,       MARCH 31,
                                             2000            1999             1999             1999           1999
                                          ----------      ------------     -------------   -----------     ----------
                                          (UNAUDITED)                      (UNAUDITED)     (UNAUDITED)     (UNAUDITED)

ASSETS
   Cash and due from banks.........        $ 16,629         $ 14,940        $ 14,284        $  9,896        $  8,220
   Federal funds sold..............          10,632           29,243           1,911             995           7,759
   Investment securities...........          89,924           71,134          77,269          89,026         105,136
   Loans, net of unearned
      discount.....................         521,188          397,277         352,236         335,306         307,766
      Less:  Allowance for loan
        losses.....................          (5,670)          (4,510)         (4,079)         (3,903)         (3,695)
                                           --------         --------        --------        --------        --------
      Net loans....................        $515,518         $392,767        $348,157        $331,403        $304,071
                                           --------         --------        --------        --------        --------
   Premises and equipment..........           3,211            2,028           1,462           1,477           1,528
   Goodwill........................          12,237               --              --              --              --
   Other assets....................           8,830            8,585           6,755           5,372           4,341
                                           --------         --------        --------        --------        --------
      Total assets.................        $656,981         $518,697        $449,838        $438,169        $431,055
                                           ========         ========        ========        ========        ========

LIABILITIES AND STOCKHOLDERS'
   EQUITY
   Non-interest bearing
      deposits.....................        $ 51,451         $ 36,771        $ 35,939        $ 34,267        $ 28,177
   Interest bearing demand
      deposits.....................          36,926           33,400          26,456          26,286          31,795
   Savings and money market
      deposits.....................         277,747          204,068         187,410         176,482         180,871
   Time deposits...................         212,433          178,853         136,352         137,997         143,611
                                           --------         --------        --------        --------        --------
      Total deposits...............        $578,557         $453,092        $386,157        $375,032        $384,454
   Funds borrowed..................          23,328           15,000          15,000          31,000          10,000
   Other liabilities...............           6,598            3,525           2,330           2,171           6,547
                                           --------         --------        --------        --------        --------
      Total liabilities............        $608,483         $471,617        $403,487        $408,203        $401,001
   Stockholders' equity............          48,498           47,080          46,351          29,966          30,054
                                           --------         --------        --------        --------        --------
      Total liabilities and
        stockholders' equity.......        $656,981         $518,697        $449,838        $438,169        $431,055
                                           ========         ========        ========        ========        ========
